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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT Pursuant
                            to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934



     Date of report (Date of earliest event reported):   August 23, 2006
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                               CirTran Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
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                 (State of Other Jurisdiction of Incorporation)


                 0-26059                              68-0121636
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        (Commission File Number)           (IRS Employer Identification No.)


4125 South 6000 West, West Valley City, Utah                    84128
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 (Address of Principal Executive Offices)                     (Zip Code)


                                  801-963-5112
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

Item 1.01    Entry into a Material Definitive Agreement
Item 2.03    Creation of a Direct Financial Obligation
Item 3.02    Unregistered Sales of Equity Securities

Sale of Convertible Debenture
-----------------------------

         On August 23, 2006, CirTran Corporation (the "Company") entered into a securities purchase agreement (the "Purchase Agreement") with Cornell Capital Partners, a Delaware limited partnership (the "Investor"), relating to the sale by the Company of a 5% Secured Convertible Debenture, due April 23, 2009, in the aggregate principal amount of $1,500,000 (the "Debenture").

         The Company also paid a commitment fee of $120,000, and a structuring fee of $15,000 to the Investor. As such, of the total purchase amount of $1,500,000, the net proceeds to the Company were $1,365,000. The Company will use these proceeds for general corporate and working capital purposes, in its discretion.

         The Debenture bears interest at a rate of 5%. The Investor is entitled to convert, at its option, all or part of the principal amount owing under the Debenture into shares of the Company's common stock at a conversion price equal one hundred percent (100%) of the lowest closing bid price of the Common Stock as listed on the OTC Bulletin Board, as quoted by Bloomberg L.P. for the twenty
(20) trading days immediately preceding the Conversion Date Except as otherwise set forth in the Debenture, the Investor's right to convert principal amounts owing under the Debenture into shares of the Company's common stock is limited as follows:

         (i) The Investor may convert up to $500,000 worth of the principal amount plus accrued interest of the Debenture in any consecutive 30-day period when the price of the Company's stock is $0.03 per share or less at the time of conversion;

         (ii) The Investor may convert any amount of the principal amount plus accrued interest of the Debenture in any consecutive 30-day period when the price of the Company's stock is greater than $0.03 per share at the time of conversion; and

         (iii) Upon the occurrence of an Event of Default (as defined in the Debenture), the Investor may, in its sole discretion, accelerate full repayment of all debentures outstanding and accrued interest thereon or may, notwithstanding any limitations contained in the Debenture and/or the Purchase Agreement, convert all debentures outstanding and accrued interest thereon in to shares of the Company's Common Stock pursuant to the Debenture.

         Under the terms of the Debenture, except upon an event of default as defined in the Debenture, the Investor may not convert the Debenture for a number of shares of common stock in excess of that number of shares of common stock which, upon giving effect to such conversion, would cause the aggregate number of shares of Common Stock beneficially owned by the Investor and its affiliates to exceed 4.99% of the outstanding shares of the common stock following such conversion.


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


         Pursuant to the Debenture, interest is to be paid at the time of maturity or conversion. The Company may, in its option, pay accrued interest in cash or in shares of its common stock. If paid in stock, the conversion price shall be the closing bid price of the common stock on either (i) the date the interest payment is due; or (ii) if the interest payment is not made when due, the date on which the interest payment is made.

         Also pursuant to the Debenture, the Company has the right to redeem, by giving 3 days' written notice to the Investor, a portion or all of the Debenture then outstanding by paying an amount equal to one hundred five percent (105%) of the amount redeemed plus interest accrued thereon. In the event that the Company redeems only a portion of the outstanding principal amount of the Debenture, the Investor may convert all or any portion of the unpaid principal or interest of the Debenture not being redeemed by the Company. Additionally, if after the earlier to occur of (x) fifteen (15) months following the date of the purchase of the Debenture or (y) twelve (12) months following the date on which the initial registration statement is declared effective, all or any portion of the Debenture remains outstanding, then the Company, at the request of the Investor, shall redeem such amount outstanding at the rate of five hundred thousand dollars ($500,000) per each 30-day period. Finally, upon the occurrence of an event of default as defined in the Debenture, the Investor can convert all outstanding principal and accrued interest under this Debenture irrespective of any of the limitations set forth in the Debenture and/or the Purchase Agreement, and in such event, all such principal and interest shall become immediately due and payable.

         In connection with the Debenture, Cornell agreed that it could not convert any amount of principal or interest of the Debenture in accordance with the terms and conditions of the Lock-up Agreement by and between the Company and Cornell July 20, 2006, until the Company has effectuated an increase in its authorized capital. The Company and Cornell also agreed that in the event that the Company has not effectuated such increase in its authorized capital by October 30, 2006, such failure would constitute an event of default on parallel with those set forth in the Purchase Agreement and subject to the same consequences as those listed in the Purchase Agreement.

         In connection with the Purchase Agreement, the Company also agreed to grant to the Investor warrants (the "Warrants") to purchase up to an additional 15,000,000 shares of the Company's common stock. The Warrants have an exercise price of $0.06 per share, and expire three years from the date of issuance. The Warrants also provide for cashless exercise if at the time of exercise there is not an effective registration statement or if an event of default has occurred.

         Additionally, the Company and the Investor entered into an amended and restated investor registration rights agreement (the "Registration Rights Agreement"), which superseded the investor registration rights agreement between the Company and the Investor entered into in December 2005, in connection with a prior debenture transaction (the "December 2005 Transaction") detailed below. Pursuant to the Registration Rights Agreement, the Company agreed to file, no later than October 15, 2006, a registration statement to register the resale of shares of the Company's common stock issuable to the Investor upon conversion of


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


the Debenture and exercise of the Warrants, as well as the convertible debenture (the "December Debenture") and warrants (the "December Warrants") issued in the December 2005 Transaction, discussed below. The Company agreed to register the resale of up to 231,900,000 shares, consisting of 206,900,000 shares underlying the Debenture and the December Debenture, and 25,000,000 shares underlying the Warrants and the December Warrants. The Company agreed to keep such registration statement effective until all of the shares issuable upon conversion of the Debenture and December Debenture have been sold. In the event that the Company issues more than 206,900,000 shares of its common stock upon conversion of the Debenture and the December Debenture, it will file additional registration statements as necessary.

         The Company and the Investor also entered into an amended and restated security agreement (the "Security Agreement"), pursuant to which the Company granted a second position security interest in all of its property, including goods; inventory; contract rights and general intangibles; documents, receipts, and chattel paper; accounts and other receivables; products and proceeds; and any interest in any subsidiary, joint venture, or other investment interest to secure the Company's obligation under the Debenture, the December Debenture, and the related agreements.

         The Company and the Investor also entered into an escrow agreement (the "Escrow Agreement") relating to the holding and disbursement of payment of the purchase price of the Debenture and cash payments made by the Company in payment of the obligations owing under the Debenture. The Company and the Investor appointed David Gonzalez as the Escrow Agent under the Escrow Agreement.

         The Company had previously entered into financing transactions with Cornell Capital Partners, LP ("Cornell"). In April 2003, the Company had entered into an equity line of credit agreement with Cornell, pursuant to which the Company drew a total of $2,150,000 on the equity line, and issued a total of 57,464,386 shares of common stock to Cornell. In May 2004, the Company entered into a standby equity distribution agreement, but the agreement was terminated before any funds were drawn or any shares were issued. Between June 2003 and January 2005, Cornell loaned to the Company an aggregate of $5,595,000 pursuant to promissory notes issued to Cornell. These notes were paid in full by May 2005.

         In December 2005, the Company issued the December Debenture to Cornell, with substantially similar terms to that issued on August 23, 2006. The Company also issued the December Warrants to purchase up to 10,000,000 shares of the Company's common stock.

         In May 2005, the Company sold convertible debentures in the aggregate amount of $3,750,000, to Highgate House Funds, Ltd., a Cayman Island exempted company ("Highgate"). Highgate and Cornell have the same general partner, Yorkville Advisors, but have different portfolio managers. Additionally, the escrow agent appointed in connection with the purchase and sale of both the Cornell debenture transaction and the Highgate debenture transaction is David Gonzalez, an officer of Cornell .

         As of the date of this Current Report, no amount of the Debenture had been converted and no shares of the Company's common stock had been issued to


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


the Investor. The Company sold the Debenture without registration under the Securities Act of 1933, as amended (the "1933 Act") in reliance on Section 4(2) of the 1933 Act, and the rules and regulations promulgated thereunder. Upon future conversions, if any, of the Debenture into shares of the Company's common stock, the Company intends to issue the shares without registration under the 1933 Act in reliance on Section 4(2) of the 1933 Act, and the rules and regulations promulgated thereunder. As noted above, the Company anticipates that any resales by the Investor of the shares issued upon conversion of the Debenture will be made pursuant to a registration statement to be filed by the Company.

         The Company does not anticipate that it will use any of the proceeds of the sale of the Debenture to Cornell to repay the Debenture sold to Highgate or the December Debenture.

Item 9.01.   Financial Statements and Exhibits.

         (a)      Financial Statements. None.
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         (b)      Pro Forma Financial Information.  Not Applicable.
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         (c)      Exhibits.
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                  99.1     Securities   Purchase   Agreement   between   CirTran
                           Corporation and Cornell Capital Partners, LP, dated as of August 23, 2005.

                  99.2 Form of 5% Convertible Debenture, due April 23, 2009, issued by CirTran Corporation.

                  99.3 Amended and Restated Investor Registration Rights Agreement between CirTran Corporation and Cornell Capital Partners, LP, dated as of August 23, 2006.

                  99.4     Amended  and  Restated  Security   Agreement  between
                           CirTran Corporation and Cornell Capital Partners, LP, dated as of August 23, 2006.

                  99.5 Escrow Agreement between CirTran Corporation, Cornell Capital Partners, LP, and David Gonzalez dated as of August 23, 2006.

                  99.6 Form of Warrant issued to Cornell Capital Partners, LP, dated as of August 23, 2006.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CirTran Corporation


Date: August 29, 2006                      By: /s/ Iehab J. Hawatme
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                                              Iehab J. Hawatmeh, President






























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